UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.     )

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American Outdoor Brands Corporation

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*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on September 19, 2017. AMERICAN OUTDOOR BRANDS CORPORATION AMERICAN OUTDOOR BRANDS CORPORATION 2100 ROOSEVELT AVENUE SPRINGFIELD, MA 01104 Meeting Information Meeting Type: Annual For holders as of: July 26, 2017 Date: September 19, 2017 Time: 11:00 a.m., Eastern Time Location: Meeting live via the Internet-please visit www.virtualshareholdermeeting.com/AOBC2017. The company will be hosting the meeting live via the Internet this year. To attend the meeting via the Internet please visit www.virtualshareholdermeeting.com/AOBC2017 and be sure to have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page). You are receiving this communication because you hold shares in the company named above. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. See proxy the materials reverse and side voting of this instructions notice to obtain . E32012-P96597

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT ANNUAL REPORT How to View Online: Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) in the subject line. Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before September 5, 2017 to facilitate timely delivery. How To Vote Please Choose One of the Following Voting Methods Vote By Internet: Before The Meeting: Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. During The Meeting: Go to www.virtualshareholdermeeting.com/AOBC2017. Have the information that is printed in the box marked by the arrow XXXX XXXX XXXX XXXX (located on the following page) available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. E32013-P96597

Voting Items The Board of Directors recommends you vote FOR the following: 1. PROPOSAL 1: ELECTION OF DIRECTORS: To elect as directors all of the nominees listed below to serve until our next annual meeting of stockholders and until their successors are elected and qualified: Nominees: 01) Barry M. Monheit 02) Robert L. Scott 03) Robert H. Brust 04) P. James Debney 05) John B. Furman 06) Gregory J. Gluchowski, Jr. 07) Michael F. Golden 08) Mitchell A. Saltz 09) I. Marie Wadecki The Board of Directors recommends you vote FOR the following proposal: 2. PROPOSAL 2: To provide a non-binding advisory vote on the compensation of our named executive officers for fiscal 2017 (“say-on-pay”). The Board of Directors recommends you vote 1 YEAR on the following proposal: 3. PROPOSAL 3: To provide a non-binding advisory vote on the frequency of future non-binding advisory votes on the compensation of our named executive officers (“say-on-frequency”). The Board of Directors recommends you vote FOR the following proposal: 4. PROPOSAL 4: To ratify the appointment of Deloitte & Touche LLP, an independent registered public accounting firm, as the independent registered public accountant of our company for the fiscal year ending April 30, 2018. and upon such matters which may properly come before the meeting or any adjournment or postponement thereof. E32014-P96597

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